UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 31, 2022

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HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 HEARTLAND WAY, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 645-7060
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 31, 2022, Heartland Express, Inc. of Iowa (the “Buyer”) and Heartland Express, Inc. (the “Company”), entered into a Stock Purchase Agreement with Smith Transport, Inc. Employee Stock Ownership Plan and Trust, Smith Transport, Inc. (“Smith”), the Company, in its capacity as guarantor, and Todd Smith, in his capacity as Seller’s Representative. Smith is a dry van truckload carrier headquartered in Roaring Spring, Pennsylvania, providing dry van transportation services and other specialized services primarily in the Eastern United States.
Pursuant to the Stock Purchase Agreement, the Buyer acquired all of Smith’s outstanding equity (the “Transaction”) for a cash-free, debt-free enterprise value of approximately $170 million. In addition, the Buyer acquired certain real estate related to the business from an affiliated entity for approximately $14 million.
The consideration for the Transaction and the real estate was funded out of the Company’s available cash. The Stock Purchase Agreement contains customary representations, warranties, covenants, escrow, and indemnification provisions.
The foregoing descriptions of the Stock Purchase Agreement and the Transaction do not purport to be complete and are qualified in their entirety by reference to the Stock Purchase Agreement, a copy of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On June 1, 2022, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Heartland Express, Inc. press release dated June 1, 2022

104	Cover Page Interactive Data File

The information contained in Items 7.01 and 9.01 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act:”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Items 7.01 and 9.01 of this report and the exhibit hereto may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risk, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	June 1, 2022	By: /s/ Christopher A. Strain
Christopher A. Strain
Vice President - Finance,
Treasurer and Chief Financial Officer